CORNERSTONE PROGRESSIVE RETURN FUND
                        350 Jericho Turnpike, Suite 206
                               Jericho, NY 11753

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on April 19, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 19, 2011: THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT ARE AVAILABLE ON THE INTERNET AT WWW.PROXYVOTE.COM.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Cornerstone Progressive Return Fund, a Delaware statutory trust (the "Fund"), will be held at 12:00 noon, eastern time, on April 19, 2011 at the Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801, for the following purposes:

     1. To approve the election of six trustees to hold office until the year 2012 Annual Meeting of Shareholders (Proposal 1); and

     2. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment or postponements thereof.

The Board of Trustees has fixed the close of business on February 16, 2011 as the record date for the determination of shareholders entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof. The stock transfer books will not be closed.

Copies of the Fund's most recent annual report may be ordered free of charge by any shareholder by writing to the Fund, c/o Ultimus Fund Solutions, LLC, 350 Jericho Turnpike, Suite 206, Jericho, NY 11753, or by calling collect (513) 326-3597.

                                               By Order of the Board of Trustees

                                               Gary A. Bentz Secretary

Dated: March 1, 2011

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL HELP ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

CORPORATE ACCOUNTS VALID SIGNATURE

(1) ABC  Corp.                          ABC  Corp.  (by  John  Doe,  Treasurer)
(2) ABC Corp.                           John Doe, Treasurer
(3) ABC Corp.c/o John Doe, Treasurer    John Doe
(4) ABC Corp. Profit Sharing Plan       John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust                               Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d/ 12/28/78    Jane B. Doe


CUSTODIAL OR ESTATE ACCOUNTS

(1)  John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA      John B. Smith
(2) John B. Smith                       John B. Smith, Jr., Executor

                    CORNERSTONE PROGRESSIVE RETURN FUND INC.
                        350 Jericho Turnpike, Suite 206
                               Jericho, NY 11753

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                          to be held on April 19, 2011

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Cornerstone Progressive Return Fund, a Delaware statutory trust (the "Fund") for use at the Annual Meeting of Shareholders for the year 2011 (the "Meeting") to be held 12:00 noon, eastern time, on April 19, 2011 at the Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801, and at any and all adjournments and postponements thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are being first mailed to shareholders of the Fund ("Shareholder(s)") on or about March 1, 2011.

Any Shareholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Attendance by a Shareholder at the Meeting does not, in itself, revoke a proxy. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Messrs. Thomas H. Lenagh, Edwin Meese III, Scott B. Rogers, Andrew A. Strauss, Glenn W. Wilcox, Sr., and Ralph W. Bradshaw, as the nominees for Trustee.

In general, abstentions and broker non-votes, as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal requiring that the broker has discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund's outstanding common shares of beneficial interest, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. A broker non-vote is a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power.

At least one-third of the Fund's Shareholders must be present at the Meeting in person or by proxy to constitute a quorum for the transaction of business by the Fund. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting from time to time. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

Your vote is being solicited by the trustees of the Fund. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies.

The trustees and officers of the Fund and Ultimus Fund Solutions, LLC, the administrator to the Fund (the "Administrator") may be involved in the solicitation of proxies. The Fund does not reimburse such persons for the solicitation of proxies.

The Fund expects that the solicitation will be primarily by mail, but also may include telephone, electronic, oral or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote. The cost of soliciting the proxies will be borne by the Fund.

Only holders of issued and outstanding common shares of beneficial interest of record at the close of business on February 16, 2011 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per common share so held. The number of common shares of beneficial interest outstanding on February 16, 2011 was 9,377,056. The Fund is a diversified, closed-end management investment company.

Copies of the Fund's most recent annual report may be ordered free of charge to any Shareholder by writing to the Fund, c/o Ultimus Fund Solutions, LLC, 350 Jericho Turnpike, Suite 206, Jericho, NY 11753, or by calling collect (513) 326-3597. This report is not to be regarded as proxy-soliciting material.

This Proxy Statement is first being mailed to Shareholders on or about March 1, 2011.

                                 PROPOSAL NO. 1
                              ELECTION OF TRUSTEES

The Board of Trustees currently consists of six members. All of the members were approved by the Shareholders at the Year 2010 Annual Meeting.

At the Meeting, Shareholders will be asked to vote for the election of six Trustees to hold office until the year 2011 Annual Meeting of Shareholders or thereafter until each of their respective successors is duly elected and qualified. If elected, each nominee has consented to serve as a Trustee of the Fund until his successor is duly elected and qualified. Each nominee was considered and recommended by the Fund's Nominating and Corporate Governance Committee.

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the six nominees. Each nominee has indicated that he will serve if elected, and the Board of Trustees has no reason to believe that any of the nominees named below will become unavailable for election as a Trustee, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

The following table sets forth the names, addresses, birth dates and principal occupations of each of the nominees for election as Trustees:


                                                       NOMINEES


NAME                  POSITION(S)       TERM OF          PRINCIPAL       NUMBER          DIRECTORSHIPS
ANDADDRESS(1)         WITH FUND         OFFICE           OCCUPATION    OF PORTFOLIOS IN  HELD BY NOMINEE
(BIRTH  DATE)                           SINCE            OVER PAST     FUND COMPLEX  FOR DIRECTOR OUTSIDE
                                                         5 YEARS       OVERSEEN BY   OF FUND COMPLEX*
                                                                       DIRECTOR
NON-INTERESTED NOMINEES
Thomas H. Lenagh      Trustee; Audit,    2007                Independent        3                  Director of Adams
(Nov. 1924)           Nominating and                         Financial                             Express Company,
                      Corporate                              Advisor;Director                      Petroleum and
                      Governance                             of Cornerstone                        Resources
                      Committee Member                       Total Return                          Corporation, and
                                                             Fund, Inc. and                        PPGI Industries
                                                             Cornerstone
                                                             Strategic Value
                                                             Fund, Inc.
Edwin Meese III(Dec.  Trustee; Audit,    2007                Distinguished      3                  None
1931)                 Nominating and                         Fellow, The
                      Corporate                              Heritage
                      Governance                             Foundation
                      Committee Member                       Washington D.C.;
                                                             Distinguished
                                                             Visiting Fellow
                                                             at the Hoover
                                                             Institution,
                                                             Stanford
                                                             University;
                                                             Senior Adviser,
                                                             Revelation L.P.;
                                                             Direct or of
                                                             Cornerstone Total
                                                             Return Fund, Inc.
                                                             and Cornerstone
                                                             Strategic Value
                                                             Fund, Inc.



Scott B. Rogers(July  Trustee; Audit,    2007                Chairman, Board    3                  None
1955)                 Nominating and                         of Health
                      Corporate                              Partners, Inc.;
                      Governance                             Chief Executive
                      Committee Member                       Officer,
                                                             Asheville
                                                             Buncombe
                                                             Community
                                                             Christian
                                                             Ministry; and
                                                             President, ABCCM
                                                             Doctor's Medical
                                                             Clinic;
                                                             Appointee, NC
                                                             Governor's
                                                             Commission on
                                                             Welfare to Work;
                                                             Director of
                                                             Cornerstone Total
                                                             Return Fund, Inc.
                                                             and Cornerstone
                                                             Strategic Value
                                                             Fund, Inc.

                                                               2

                                                 NOMINEES (CONTINUED)
NAME                  POSITION(S)       TERM OF          PRINCIPAL       NUMBER          DIRECTORSHIPS
ANDADDRESS(1)         WITH FUND         OFFICE           OCCUPATION    OF PORTFOLIOS IN  HELD BY NOMINEE
(BIRTH  DATE)                           SINCE            OVER PAST     FUND COMPLEX  FOR DIRECTOR OUTSIDE
                                                                                TRUSTEE            OFFUND COMPLEX*
NON-INTERESTED NOMINEES (continued)
Andrew A.             Trustee; Chairman   2007               Attorney and        3                  None
Strauss(Nov. 1953)    of Nominating and                      senior member of
                      Corporate                              Strauss &
                      Governance                             Associates, P.A.,
                      Committee and                          Attorneys;
                      Audit Committee                        Director of
                      Member                                 Cornerstone Total
                                                             Return Fund, Inc.
                                                             and Cornerstone
                                                             Strategic Value
                                                             Fund, Inc.
Glenn W. Wilcox, Sr.  Trustee; Chairman   2007               Chairman of the     3                  Director of
(Dec. 1931)           of Audit Committee                     Board of Tower                         Champion
                      and Nominating and                     Associates, Inc.;                      Industries, Inc.
                      Corporate                              Chairman of the
                      Governance                             Board and Chief
                      Committee Member                       Executive Officer
                                                             of Wilcox Travel
                                                             Agency, Inc.;
                                                             Director of
                                                             Cornerstone Total
                                                             Return Fund, Inc.
                                                             and Cornerstone
                                                             Strategic Value
                                                             Fund, Inc.
INTERESTED TRUSTEE NOMINEE
Ralph W. Bradshaw     Chairman of the     2007               President,          3                  None
(Dec. 1950)**         Board of Trustees                      Cornerstone
                      and President                          Advisors, Inc.;
                                                             Financial
                                                             Consultant;
                                                             President and
                                                             Director of
                                                             Cornerstone Total
                                                             Return Fund, Inc.
                                                             and Cornerstone
                                                             Strategic Value
                                                             Fund, Inc.



(1) The mailing address of each Trustee with respect to Fund operations is 350 Jericho Turnpike, Suite 206, Jericho, NY 11753.

* As of December 31, 2010, the Fund Complex is comprised of the Fund, Cornerstone Strategic Value Fund, Inc. and Cornerstone Total Return Fund, Inc., all of which are managed by Cornerstone Advisors, Inc. Each of the above Trustees oversee all of the Funds in the Fund Complex.

** Mr. Bradshaw is an "interested person" as defined in the Investment Company Act of 1940 because of his affiliation with Cornerstone Advisors, Inc. The Board believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of the Board's effectiveness. The Board determined that each of the Trustees is qualified to serve as a Trustee of the Fund based on a review of the experience, qualifications, attributes and skills of each Trustee. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Trustees, the Investment Adviser, other service providers, counsel and the independent registered accounting firm ("independent auditors"); and willingness and ability to commit the time necessary to perform the duties of a Trustee. Each Trustee's ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies or organizations in other fields, educational background and professional training; and experience as a Trustee of the Fund. In addition, the Board values the diverse skill sets and experiences that each Trustee contributes. The Board considers that its diversity as a whole is as a result of a combination of Trustees who are working in the private, as opposed to public, sector, those that are retired from professional work and the various perspectives that each Trustee provides as a result of his present experiences and his background. Information as of December 31, 2010 discussing the specific experience, skills, attributes and qualifications of each Trustee which led to the Board's determination that the Trustee should serve in this capacity is provided below.

Ralph W. Bradshaw. Mr. Bradshaw is co-founder of Cornerstone Advisors, Inc. and has served as its President since its inception in 2001. He brings over 18 years of extensive investment management experience and also formerly served as a Director of several other closed-end funds. Prior to founding the Adviser, he served in consulting and management capacities for registered investment advisory firms specializing in closed-end fund investments. His experiences included developing and implementing successful trading strategies with a variety of underlying portfolios containing domestic and international equity and fixed-income investments. In addition, he has been a financial consultant and has held managerial positions or operated small businesses in several industries. Mr. Bradshaw holds a B.S. in Chemical Engineering and an M.B.A. Mr. Bradshaw provides the Board with effective business judgment and an ability to interact effectively with the other Trustees, as well as with the other service providers, counsel and the Fund's independent auditor. Mr. Bradshaw commits a significant amount of time to the Fund as a Trustee, in addition to in his capacity as President of the Investment Adviser. The Board values his strong moral character and integrity.

Thomas H. Lenagh. Mr. Lenagh has been involved in the investment company and financial industry for over 40 years, including as a member of the Board of Directors of the Merrill Lynch Funds for over ten years. Earlier in his career, Mr. Lenagh served as the Chief Executive Officer of a public company for approximately five years. In addition, to the Cornerstone Funds Boards, he serves on the Boards of three other public companies. Mr. Lenagh is a Chartered Financial Analyst. Mr. Lenagh provides the Board with effective business judgment and an ability to interact effectively with the other Trustees, as well as with the Investment Adviser, other service providers, counsel and the Fund's independent auditor. Mr. Lenagh has demonstrated a willingness to commit the time necessary to serve as an effective Trustee. The Board values his strong moral character and integrity.

Edwin Meese III. Mr. Meese holds the Ronald Reagan Chair in Public Policy at The Heritage Foundation and is also the Chairman of The Heritage Foundation's Center for Legal and Judicial Studies. He is the former chairman of the governing board of George Mason University in Virginia and serves on the board of several civic and educational organizations. Previously, Mr. Meese served as the 75th Attorney General of the United States and immediately prior to that as Counsellor to the President of the United States for Ronald Reagan. Mr. Meese provides the Board with effective business judgment and an ability to interact effectively with the other Trustees, as well as with the Investment Adviser, other service providers, counsel and the Fund's independent auditor. Mr. Meese has demonstrated a willingness to commit the time necessary to serve as an effective Trustee. The Board values his strong moral character and integrity.

Scott B. Rogers. Reverend Rogers has been the Executive Director of a regional community ministry organization for over 30 years. In addition to the leadership and management skills obtained through this work, he contributes a non-profit perspective and community insight to the Board's discussions and deliberations, which provides desirable diversity. Mr. Rogers provides the Board with effective business judgment and an ability to interact effectively with the other Trustees, as well as with the Investment Adviser, other service providers, counsel and the Fund's independent auditor. Mr. Rogers has demonstrated a willingness to commit the time necessary to serve as an effective Trustee. The Board values his strong moral character and integrity.

Andrew A. Strauss. Mr. Strauss is an experienced attorney with a securities law background. He currently manages a law firm specializing in estate planning, probate and estate administration. In addition, Mr. Strauss served in an executive capacity with a large public company for over nine years. He is a graduate of the Wharton School of the University of Pennsylvania and Georgetown University Law Center. Mr. Strauss provides the Board with effective business judgment and an ability to interact effectively with the other Trustees, as well as with the Investment Adviser, other service providers, counsel and the Fund's independent auditor. Mr. Strauss has demonstrated a willingness to commit the time necessary to serve as an effective Trustee. The Board values his strong moral character and integrity.

Glenn W. Wilcox, Sr. Mr. Wilcox has been a business owner for over 55 years. He has previous business experience in the real estate development, radio and oil and gas exploration industries. He serves on the Board of Directors and Audit Committee of another public company. From 1996 until 2004, Mr. Wilcox was a member of the Board of Appalachian State University, and was Chairman of the Board from 2001-2003. He has been a private investor in public equities for over 50 years. Mr. Wilcox provides the Board with effective business judgment and an ability to interact effectively with the other Trustees, as well as with the Investment Adviser, other service providers, counsel and the Fund's independent auditor. Mr. Wilcox has demonstrated a willingness to commit the time necessary to serve as an effective Trustee. The Board values his strong moral character and integrity.

Specific details regarding each Trustee's principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of the Fund and of all Funds overseen by each Trustee in the Fund Complex as of December 31, 2010. The information as to beneficial ownership is based on statements furnished to the Fund by each Trustee.


NAME                                      DOLLAR RANGE OF EQUITY SECURITIESIN     AGGREGATE DOLLAR RANGE OF EQUITYIN
                                          THE FUND                                ALL FUNDS OVERSEEN BY DIRECTORS IN
                                                                                  FUND COMPLEX
NON-INTERESTED TRUSTEES
Thomas H. Lenagh                                      $1-$10,000                                $1-$10,000
Edwin Meese III                                                0                                         0
Scott B. Rogers                                    Over $100,000                             Over $100,000
Andrew A. Strauss                                              0                                $1-$10,000
Glenn W. Wilcox Sr.                                   $1-$10,000                           $10,001-$50,000
INTERESTED TRUSTEE
Ralph W.Bradshaw                                 $10,001-$50,000                             Over $100,000


                                                          EXECUTIVE OFFICERS

In addition to Mr. Bradshaw, the current principal officers of the Fund are:


NAME ANDADDRESS (1)(BIRTH       POSITION WITH FUND            TERM OFOFFICE SINCE          PRINCIPAL OCCUPATION OVER
DATE)                                                                                      PAST 5 YEARS
Gary A. Bentz (June 1956)       Chief Compliance Officer;      2007, 2008, 2009            Chairman and Chief Financial
                                Secretary, andAssistant                                    Officer of Cornerstone
                                Treasurer                                                  Advisors, Inc.; Financial
                                                                                           Consultant, C.P.A; Chief
                                                                                           Compliance Officer,
                                                                                           Secretary, and Assistant
                                                                                           Treasurer of Cornerstone
                                                                                           Total Return Fund, Inc. and
                                                                                           Cornerstone Strategic Value
                                                                                           Fund, Inc.
Frank J. Maresca(October 1958)  Treasurer                     2009                         Executive Vice President of
                                                                                           Ultimus Fund Solutions, LLC
                                                                                           (since March 2009); previous
                                                                                           Executive Director, JP
                                                                                           Morgan Chase & Co.; previous
                                                                                           President of Bear Stearns
                                                                                           Funds Management Inc.;
                                                                                           previous Senior Managing
                                                                                           Director of Bear, Stearns &
                                                                                           Co. Inc.; Treasurer of
                                                                                           Cornerstone Strategic Value
                                                                                           Fund, Inc. and Cornerstone
                                                                                           Total Return Fund Inc.
                                                                                           (since May 2009)

(1) The officers' address with respect to Fund operations is the same as the Fund's. 5


Under the federal securities laws, the Fund is required to provide to Shareholders in connection with the Meeting information regarding compensation paid to Trustees by the Fund as well as by the various other U.S. registered investment companies advised by the Fund's investment adviser during its prior calendar year. The following table provides information concerning the compensation paid during the year ended December 31, 2010, to each Trustee of the Fund in his capacity solely as a Trustee of the Fund. This information does not reflect any additional monies received for a named individual serving in any other capacity to the Fund. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.


NAME OF DIRECTOR          DIRECTOR SINCE     AGGREGATE COMPENSATION FROM  TOTAL COMPENSATION FROM FUND
                                             FUND                         AND FUND COMPLEX* PAID TO
                                                                          DIRECTOR
Glenn W. Wilcox, Sr.            2007                          $15,000                      $45,000
Andrew A. Strauss               2007                          $15,000                      $45,000
Edwin Meese III                 2007                          $15,000                      $45,000
Scott B. Rogers                 2007                          $15,000                      $45,000
Thomas H. Lenagh                2007                          $15,000                      $45,000
Ralph W. Bradshaw               2007                                0                            0


* For compensation purposes, the Fund Complex refers to the Fund, Cornerstone Strategic Value Fund, Inc., and Cornerstone Total Return Fund, Inc., all of which were managed by Cornerstone Advisors, Inc. during the year ended December 31, 2010.

TRUSTEE TRANSACTIONS WITH FUND AFFILIATES. As of December 31, 2010, neither the Independent Trustees nor members of their immediate family owned securities beneficially or of record in Cornerstone Advisers, Inc., or an affiliate of Cornerstone Advisors, Inc. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate family have any direct or indirect interest, the value of which exceeds $120,000, in Cornerstone Advisors, Inc. or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which Cornerstone Advisors, Inc. or any affiliate thereof was a party.

BOARD COMPOSITION AND LEADERSHIP STRUCTURE

The Board consists of six individuals, one of whom is an Interested Trustee. The Chairman of the Board, Mr. Bradshaw, is the Interested Trustee and is the President of the Fund, the President of the Investment Adviser, and is the President and a director of Cornerstone Total Return Fund, Inc. and Cornerstone Strategic Value Fund, Inc. The Board does not have a lead independent trustee.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Investment Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face. The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board's oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee's talents to bear in overseeing the Fund's operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces. The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Fund and the environment in which the Fund operates changes.

Currently, the Board has an Audit Committee and a Nominating and Corporate Governance Committee. The responsibilities of each committee and its members are described below. Each of the Trustees attended at least seventy-five (75%) percent of the four (4) meetings of the Board of Trustees and its committees (including regularly scheduled and special meetings) held during the period for which he was a member. The Board does not have a policy regarding Trustees' attendance at the annual shareholders meeting, but all are invited to attend. Last year, two Trustees attended the meeting.


THE AUDIT COMMITTEE

The Fund has a standing Audit Committee (the "Committee"), which is comprised of Messrs. Wilcox, Sr., Lenagh, Meese, Rogers and Strauss, all of whom are trustees who are not interested persons of the Fund, as such term is defined in Section 2(a)(19) of the Investment Company Act. The Committee has a written charter. The principal functions of the Audit Committee include but are not limited to, (i) the oversight of the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) the oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; and (iii) the approval, prior to the engagement of, the Fund's independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent registered public accounting firm. The Audit Committee convened four (4) times during the 2010 calendar year.

The Audit Committee currently does not have an Audit Committee Financial Expert, as such term is defined in Section 407 of the Sarbanes-Oxley Act of 2002. Rather, the Audit Committee members believe that each of their individual experiences provide the Audit Committee with sufficient experience and expertise to allow them to perform their duties as members of the Audit Committee.

THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Fund has a standing Nominating and Corporate Governance Committee (the "Committee"), which is comprised of Messrs. Wilcox, Sr., Strauss, Meese, Lenagh and Rogers, all of whom are Trustees who are not interested persons of the Fund, as such term is defined in Section 2(a)(19) of the Investment Company Act. The Committee has a written charter. In addition to its responsibility to oversee the corporate governance of the Fund, the Committee is appointed to identify and select qualified candidates that have exhibited strong decision making ability, substantial business experience, relevant knowledge of the investment company industry (including closed-end funds), skills or technological expertise and exemplary personal integrity and reputation. In addition, the Committee seeks candidates that have experience and knowledge involving all of the service providers of a registered investment company.

The Committee will consider all nominees recommended by Shareholders of the Fund, so long as Shareholders send their recommendations in writing to the Secretary of the Fund in a manner consistent with the Fund's By-laws. The Committee will seek candidates for the Board that have exhibited strong decision-making ability, substantial business experience, relevant knowledge, skills or technological expertise, and exemplary personal integrity and reputation. Specifically, the Committee assesses all Trustee nominees taking into account several factors, including, but not limited to, issues such as the current needs of the Board and the nominee's: (i) integrity, honesty, and accountability; (ii) successful leadership experience and strong business acumen; (iii) forward-looking, strategic focus; (iv) collegiality; (v) independence and absence of conflicts of interests; and (vi) ability to devote necessary time to meet Trustee responsibilities. The Committee does not have a policy with regard to considering diversity when identifying candidates for election, but would expect to consider racial, gender and professional experience diversity when identifying future candidates. The Committee will ultimately recommend nominees that it believes will enhance the Board's ability to oversee, in an effective manner, the affairs and business of the Fund. The Committee will consider and evaluate Shareholder-recommended candidates by applying the same criteria used to evaluate Trustee-recommended candidates. The deadline for submitting a Shareholder proposal for inclusion in the Fund's proxy statement and proxy for the Fund's 2012 annual meeting of shareholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, is November 2, 2011. Shareholders wishing to submit proposals or Trustee nominations that are to be included in such proxy statement and proxy must deliver notice to the Secretary at the principal executive offices of the Fund not later than the close of business on November 2, 2011. Shareholders are also advised to review the Fund's By-laws, which contain additional requirements with respect to advance notice of Shareholder proposals and Trustee nominations.

In 2011, the Committee met and discussed the nomination of the Trustees of the Fund for the 2011 Annual Meeting of Shareholders. Each Nominee was recommended by the non-interested Trustees. The Nominating and Corporate Governance Committee convened four (4) times during the 2010 calendar year.

BOARD'S ROLE IN RISK OVERSIGHT OF THE FUND

The Board oversees risk management for the Fund directly and, as to certain matters, through its Audit and Nominating and Corporate Governance Committees. The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund's senior officers (including the Fund's Chief Compliance Officer), portfolio management personnel of the Adviser, the Fund's independent auditors, legal counsel and personnel from the Fund's other service providers. The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of Fund personnel, policies and procedures designed to address certain risks associated with the Fund's activities. In addition, the Adviser and the Fund's other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund's activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate. The Board does not believe that a separate Risk Oversight Committee is necessary for effective risk oversight at this time, but intends to continuously evaluate how it assesses risk and consider whether any changes to the current structure are prudent.

REQUIRED VOTE

Trustees are elected by a plurality (a simple majority of the votes cast at a meeting) of the votes cast by the holders of common shares of beneficial interest of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Trustees, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Trustees.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. RALPH W. BRADSHAW, THOMAS H. LENAGH, EDWIN MEESE III, SCOTT B. ROGERS, ANDREW A. STRAUSS AND GLENN W. WILCOX, SR. AS TRUSTEES OF THE FUND.

                            AUDIT COMMITTEE REPORT

In 2011, the Audit Committee met with the Fund's Administrator and the Fund's independent registered public accounting firm, Tait, Weller & Baker LLP, to discuss and review the Fund's audited financial statements for the year ended December 31, 2010. The Fund's independent public accounting firm represented to the Audit Committee that the Fund's financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund's Administrator and its independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61.

The Fund's independent registered public accounting firm also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm their independence, in light of the services they were providing.

Based upon the Audit Committee's discussion with the Fund's Administrator and the independent registered public accounting firm and the Audit Committee's review of the representations and report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Trustees include the audited financial statements in the Fund's Annual Report for the year ended December 31, 2010 filed with the Securities and Exchange Commission ("SEC").

This Audit Committee report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement except to the extent that the Fund specifically requests that the report be specifically incorporated by reference.

The Audit Committee of the Board of Trustees has selected Tait, Weller & Baker LLP to be employed as the Fund's independent registered public accounting firm to make the annual audit and to report on, as may be required, the financial statements which may be filed by the Fund with the SEC during the ensuing year.

Respectfully  submitted,
Glenn W. Wilcox, Sr.
Andrew A. Strauss
Scott B. Rogers
Edwin Meese III
Thomas H. Lenagh

                RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM

The Fund's independent registered public accounting firm for the calendar year ended December 31, 2010, was the firm of Tait, Weller & Baker LLP. The Audit Committee has selected Tait, Weller & Baker LLP to be the Fund's registered public accounting firm for the calendar year ending December 31, 2011.

A representative of Tait, Weller & Baker LLP is not expected to be present at the Annual Meeting of Shareholders or make a statement, but may be available by telephone to respond to appropriate questions from Shareholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Aggregate fees for professional services rendered for the Fund by Tait, Weller & Baker LLP as of or for the year ended December 31,

2010 and 2009 were:

SERVICE                       2010                      2009
Audit Fees                  $ 14,100                 $ 14,100
Audit-Related Fees                 0                        0
Tax Fees (1)                   3,000                    3,000
All Other Fees                     0                        0
Total                       $ 17,100                 $ 17,100


(1) Tax services in connection with the Fund's excise tax calculations and review of the Fund's applicable tax returns.

All of the services performed by the Fund's independent registered public accounting firm, including audit-related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter. Audit Fees for the years ended December 31, 2010 and 2009 were for professional services rendered for the audits of the financial statements of the Fund, reviews, and issuances of consents, and assistance with review of documents filed with the SEC. Tax Fees for the years ended December 31, 2010 and 2009 were for services performed in connection with income and excise tax services other than those directly related to the audit of the income tax accrual.

The Audit Committee has considered and determined that the services provided by Tait, Weller & Baker LLP are compatible with maintaining Tait, Weller & Baker LLP's independence. The aggregate fees included in Audit Fees are fees billed for the calendar year for the audit of the Fund's annual financial statements. Of the time expended by the Fund's independent registered public accounting firm to audit the Fund's financial statements for the period ended December 31, 2010, less than 50% of such time involved work performed by persons other than the independent registered public accounting firm's full time, permanent employees. Tait, Weller & Baker LLP did not perform any services on behalf of Cornerstone Advisors, Inc.

                INFORMATION PERTAINING TO THE FUND'S INVESTMENT
                           ADVISER AND ADMINISTRATOR

THE INVESTMENT ADVISER

Cornerstone Advisors, Inc. has acted as the Fund's investment adviser ("Investment Adviser") since the Fund's inception, and has its principal office at 1075 Hendersonville Road, Suite 250, Asheville, NC 28803. Cornerstone Advisors, Inc. was organized in February, 2001, to provide investment management services to closed-end investment companies and is registered with the SEC under the Investment Advisers Act of 1940, as amended. Cornerstone Advisors, Inc. is the Investment Adviser to two other closed-end funds, Cornerstone Total Return Fund, Inc. and Cornerstone Strategic Value Fund, Inc. Messrs. Bradshaw and Bentz are the only stockholders of the Investment Adviser.

Mr. Bradshaw is President and Chairman of the Board of Trustees of the Fund. Mr. Bentz is Chief Compliance Officer, Secretary, and Assistant Treasurer of the Fund.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC, whose address is 350 Jericho Turnpike, Suite 206, Jericho, NY 11753, currently acts as the Administrator of the Fund.

                  SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING
                                   COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and
Section 30(h) of the Investment Company Act in combination require the Fund's Trustees and officers, persons who own more than ten (10%) of the Fund's Common Shares, and the Fund's Investment Adviser and its trustees and officers, to file reports of ownership and changes in ownership with the SEC. The Fund believes that the Fund's trustees and officers, the Fund's Investment Adviser and its Trustees and officers have complied with all applicable filing requirements during the year ended December 31, 2010.

                 INFORMATION PERTAINING TO CERTAIN SHAREHOLDERS

The following table sets forth the beneficial ownership of shares of the Fund by each person known to the Fund to be deemed the beneficial owner of more than five (5%) percent of the outstanding shares of the Fund at the close of business on December 31, 2010:

NAME AND ADDRESS OF BENEFICIAL OWNER         SHARES OF COMMON STOCK
                                             BENEFICIALLY OWNED
None

Additionally, on February 16, 2011, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 9,368,476 shares of the Fund, equal to approximately 99.9% of the outstanding shares of the Fund. All the Trustees and executive officers of the Fund, as of the date of this proxy, owned less than 1% of the outstanding shares of the Fund.12

                             ADDITIONAL INFORMATION

The Proxy Statement does not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Fund has filed with the SEC, under the Exchange Act and the Investment Company Act, to which reference is hereby made.

The Fund is subject to the informational requirements of the Exchange Act and in accordance therewith, files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Fund can be inspected and copied at the public reference facilities of the SEC in Washington, DC. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20594, at prescribed rates.

                                 OTHER BUSINESS

The Board of Trustees of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of Shareholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter in the interest of the Fund.

                   PROPOSALS TO BE SUBMITTED BY SHAREHOLDERS

All proposals by Shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders, to be held in the year 2012, must be received by the Fund addressed to Cornerstone Progressive Return Fund, c/o Ultimus Fund Solutions, LLC, 350 Jericho Turnpike, Suite 206, Jericho, NY 11753 in advance of the meeting as set forth in this document.

CORNERSTONE PROGRESSIVE RETURN FUND

Gary A. Bentz, Secretary

Dated: March 1, 2011

                                   APPENDIX A


                     CORNERSTONE STRATEGIC VALUE FUND, INC.
                      CORNERSTONE TOTAL RETURN FUND, INC.
                      CORNERSTONE PROGRESSIVE RETURN FUND
                           COLLECTIVELY, THE "FUNDS"

                           AUDIT COMMITTEES CHARTER:

I. AUDIT COMMITTEE MEMBERSHIP AND QUALIFICATIONS

     The Audit Committees of the Cornerstone Strategic Value Fund, Inc., the Cornerstone Total Return Fund, Inc. and the Cornerstone Progressive Return Fund, each shall consist of at least three members appointed by the respective Boards. The Boards may replace members of the respective Audit Committees for any reason.

     No member of a Fund's Audit Committee shall be an "interested person" of that Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor shall any member receive any compensation from the Fund except compensation for service as a member of the Fund's Board of Directors or Board of Trustees (either, the "Board") or a committee of the Board.

     The Boards shall determine annually whether any member of the Audit Committees are an "audit committee financial expert" as defined in Item 3 of Form N-CSR.

II. PURPOSES OF THE AUDIT COMMITTEE

      The purposes of the Audit Committees are:

     (a) to oversee the accounting and financial reporting processes of the respective Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

     (b) to oversee, or, as appropriate, assist Board oversight of, the quality and integrity of a Fund's financial statements and the independent audit thereof;

     (c) to oversee, or, as appropriate, assist Board oversight of, a Fund's compliance with legal and regulatory requirements that relate to a Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

     (d) to approve prior to appointment the engagement of a Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of a Fund's independent auditors; and

     (e) to act as a liaison between a Fund's independent auditors and the full Board.

      The independent auditors for a Fund shall report directly to the respective Audit Committee.

III. DUTIES AND POWERS OF THE AUDIT COMMITTEES

      To carry out its purposes, the Audit Committees shall have the following duties and powers:

     (a) to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on a Fund's financial statements, to recommend to those Board members who are not "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company
          Act) the selection, retention or termination of a Fund's independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors. In evaluating the auditor's qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing the following items:

          (i) all relationships between the independent auditor and a Fund, as well as a Fund's investment adviser or any control affiliate of the adviser that provides ongoing services to a Fund;

          (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

          (iii) the audit firm's internal quality-control procedures.

             It is a responsibility of each Audit Committee to engage actively in a dialogue with the auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditor and to take, or recommend that the full Board take, appropriate action to oversee the independence of the auditor.

     (b) to approve prior to appointment the engagement of the auditor to provide other audit services to a Fund or to provide non-audit services to a Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser ("adviser affiliate") that provides ongoing services to a Fund, if the engagement relates directly to the operations and financial reporting of a Fund;

     (c) to develop, to the extent deemed appropriate by an Audit Committee, policies and procedures for pre-approval of the engagement of a Fund's auditors to provide any of the services described in (b) above;

     (d) to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring preapproval by an Audit Committee are identified and referred to the Committee in a timely fashion;

     (e) to consider whether the non-audit services provided by a Fund's auditor to the Fund's investment adviser or any adviser affiliate that provides ongoing services to a Fund, which services were not pre approved by an Audit Committee, are compatible with maintaining the auditor's independence;

     (f) to review the arrangements for and scope of the annual audit and any special audits;

     (g) to review and approve the fees proposed to be charged to a Fund by the auditors for each audit and non-audit service;

     (h) to consider information and comments from the auditors with respect to a Fund's accounting and financial reporting policies, procedures and internal control over financial reporting (including a Fund's critical accounting policies and practices), to consider management's responses to any such comments and, to the extent an Audit Committee deems necessary or appropriate, to promote improvements in the quality of a Fund's accounting and financial reporting;

     (i) to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, a Fund's financial statements, including any adjustments to such statements recommended by the auditors, and to review the auditors' opinion on a Fund's financial statements

     (j) to resolve disagreements between management and the auditors regarding financial reporting;

     (k) to consider any reports of difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management's response thereto;

     (l) to review with a Fund's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in a Fund's internal control over financial reporting;

     (m) to establish procedures for the receipt, retention and treatment of complaints received by a Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of a Fund, its investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Fund of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

     (n) to set clear policies relating to the hiring by entities within a Fund's investment company complex of employees or former employees of the independent auditors;

     (o) to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with a Fund's accounting or financial reporting;

     (p) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

     (q) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

     The Audit Committees shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of a Fund, as appropriate.

     The Audit Committees may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

IV. ROLE AND RESPONSIBILITIES OF THE AUDIT COMMITTEES

     The function of the Audit Committees are oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, each Fund's management is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of a Fund's service providers, including the auditors.

     Although the Audit Committees are expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Committee's review substitute for the responsibilities of a Fund's management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of a Fund and, in serving on a Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

     In discharging their duties the members of the Audit Committees are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the director is not a member.

V. OPERATIONS OF THE AUDIT COMMITTEES

     (a) Each Audit Committee shall meet on a regular basis as often as necessary to fulfill its responsibilities, including at least annually in connection with the issuance of the Funds' audited financial statements. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

     (b) Each Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund's bylaws.

     (c) Each Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

     (d) Each Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management, a Fund's internal auditors or other personnel responsible for a Fund's internal audit function (if any) and the Fund's independent auditors. The Committee may also request to meet with internal legal counsel and compliance personnel of a Fund's investment adviser and with entities that provide significant accounting or administrative services to a Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

     (e) Each Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

     (f) Each Audit Committee may select one of its members to be the chair and may select a vice chair.

     (g) A majority of the members of each Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of an Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

     (h) The Board shall adopt and approve this Charter and may amend it on the Board's own motion. Each Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

                                   APPENDIX B

                     CORNERSTONE STRATEGIC VALUE FUND, INC.
                      CORNERSTONE TOTAL RETURN FUND, INC.
                      CORNERSTONE PROGRESSIVE RETURN FUND

             NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

PURPOSE

The Nominating and Corporate Governance Committee (the "Committee") of each of Cornerstone Strategic Value Fund, Inc., Cornerstone Total Return Fund, Inc. and Cornerstone Progressive Return Fund (each a "Corporation" or collectively the "Corporations") is appointed by each Corporation's Board to assist in carrying out its responsibilities relating to (i) the identification and selection of qualified individuals to become Board members and members of Board committees; and (ii) the development, adoption and periodic monitoring/updating of corporate governance principles and policies.

Each Committee is also responsible for producing a report to enable the respective Corporation to make the required disclosures in the Corporation's proxy statement, in accordance with applicable rules and regulations, regarding the nominations process and the work of this Committee.

COMPOSITION

Each Committee will consist of no fewer than two members. All members of the Committee must satisfy the independence requirements of the American Stock Exchange LLC ("AMEX") and other applicable regulatory requirements.

Each Board shall appoint the members of the Committee. Subject to earlier removal by the Board, each member shall serve until he or she is no longer a director of the Corporation, and until his or her successor shall have been duly elected and qualified. A Committee member may be removed by the Corporation's Board at any time in its discretion, whereupon the resulting vacancy shall be filled by the Board. The Committee members shall elect a chairperson by a vote of a majority of the full Committee, or, if the members have failed to do so, then the Board shall designate a chairperson.

Each Committee may form and delegate authority to subcommittees of this Committee when appropriate.

STRUCTURE AND MEETINGS

The chairperson shall, after consultation with the other members of the Committee, (i) determine the dates, times and places for meetings of the Committee, and (ii) set the agenda for each meeting. The Committee shall hold at least one meeting each year, and such additional meetings as the chairperson determines are warranted under the circumstances in order for the Committee to fulfill its mandate. The chairperson of the respective Committee shall preside at each meeting of the Committee, except that in the absence of the chairperson at any particular meeting, then the Committee member designated by the chairperson shall preside at such meeting. A majority of the total number of Committee members then in office shall constitute a quorum for the transaction of committee business and all matters to be decided by the Committee shall be decided by the affirmative vote of a majority of the members present in person or by proxy at a duly called meeting of the Committee.

DUTIES AND RESPONSIBILITIES

Each Committee shall have the following power, authority and responsibilities:

     1. Identify individuals qualified to become Board members and members of Board committees (including members to fill vacancies), consistent with criteria approved by the Board, and to recommend particular director nominees to the Board (including nominations for re-election of continuing/incumbent directors) for the next annual meeting of shareholders, except if and to the extent the Corporation is legally required by contract or otherwise to provide third parties with the ability to nominate directors (in which case the selection and nomination of such directors need not be subject to action by this Committee). Each Committee will seek candidates for the Board that have exhibited strong decision-making ability, substantial business experience, relevant knowledge, skills or technological expertise and exemplary personal integrity and reputation. Each Committee will have the sole authority to retain and terminate any search firm to be used to assist the Committee, and will have sole authority to approve the firm's fees and other retention terms. Each Committee will also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors at the Corporation's expense and will have sole authority to approve the any such advisor's fees and other retention terms.

     2. Develop and recommend to the respective Corporation's Board a set of corporate governance guidelines and principles applicable to the Corporation, including, without limitation, (i) a requirement that the Corporation's non-management directors meet at regularly scheduled executive sessions without Corporation management, (ii) director qualification standards (including qualification standards for service on Board committees), including independence, (iii) director responsibilities, including attendance at meetings and advance review of materials, (iv) director access to management and independent advisors, (v) director orientation and continuing education; (vi) management succession, including principles for CEO selection and performance review; and (vii) annual evaluation of Board and committee performance.

     3. Monitor data submitted to the Board by individual directors that may impact independence and make recommendations to the Board regarding action, if any, that may be required in view of such data.

     4. Consider and make recommendations to the Board on membership of Board committees and the responsibilities of those committees to enhance overall Board performance.

     5. Periodically evaluate and make recommendations with respect to: (i) director qualifications and selection criteria; and (ii) board size and composition.

     6. Periodically review and make recommendations with respect to the corporate governance guidelines and code of ethics.

     7. Review and reassess annually the adequacy of this Charter and recommend to the Board for approval any proposed changes to this Charter.

     8. Perform such other duties and responsibilities as may be assigned to the Committee from time to time by the Board.

OPERATING POLICIES

     1. Each Committee may, at its discretion, keep the minutes of all Committee meetings (designating in its discretion such individuals to record the minutes) and approve them by subsequent action. Each Committee will circulate the approved minutes, if any are taken, of the Committee meetings to the full Board for review.

     2. Each Committee will determine its rules of procedure in accordance with the Corporation's principles of corporate governance and the Corporation's Bylaws.

     3. At each regular Board meeting held following a Committee meeting, the chairperson of the Committee will report to the Board regarding the actions taken by and the activities and findings of the Committee since the last Board meeting, as well as any recommendations for action by the Board when appropriate.

                    CORNERSTONE TOTAL RETURN FUND, INC.
                PROXY CARD FOR THEANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON April 19, 2011

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Cornerstone Total Return Fund, Inc. (the "Fund") hereby constitutes and appoints Messrs. Andrew A. Strauss, Scott B. Rogers, and Glenn W. Wilcox, Sr., or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Fund standing in his or her name on the books of the Fund at the Annual Meeting of Stockholders of the Fund to be held at Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801, on April 19, 2011 at 11:00 a.m., Eastern Time, or at any adjournment or postponement thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof.

     The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the instructions with respect to the election of the directors and the consideration and vote of such other matters as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the stockholder. If no such direction is made, the said proxies will vote FOR Proposal 1 and in their discretion with respect to such other matters as may properly come before the Annual Meeting of Stockholders, in the interest of the Fund.

             (Continued and to be dated and signed on reverse side)

                        ANNUAL MEETING OF STOCKHOLDERS OF
                      CORNERSTONE TOTAL RETURN FUND, INC.
                                 April 19, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at http://www.proxyvote.com

                                      -----

PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 (THE ELECTION OF DIRECTORS) AND "FOR" PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To approve the election of six (6) Directors:

                                                NOMINEES:
          / /  FOR ALL NOMINEES           / /   Ralph W. Bradshaw
                                          / /   Thomas H. Lenagh
               WITHHOLD AUTHORITY         / /   Edwin Meese III
          / /  FOR ALL NOMINEES           / /   Scott B. Rogers
                                          / /   Andrew A. Strauss
          / /  FOR ALL EXCEPT             / /   Glenn W. Wilcox, Sr.
               (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark

"FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: o

2. ______ In their discretion, the proxies are authorized to consider and vote upon such other matters as may properly come before the said Meeting or any adjournment thereof.

          FOR    AGAINST   ABSTAIN
          / /      / /      / /

Your proxy is important to assure a quorum at the Annual Meeting of Stockholders, whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not affect your right to attend the Annual Meeting of Stockholders and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. [ ] Please note that changes to the registered name(s) on the account may not be submitted by this method.

SIGNATURE OF STOCKHOLDER_______________________ DATE___________________

SIGNATURE OF STOCKHOLDER_______________________ DATE___________________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.